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Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series
1995-1
P & S Agreement Date:              May 1, 1995
Original Settlement Date:           May 25, 1995
Series Number of Class A-1 Certificates:     441919AE7
Series Number of Class A-2 Certificates:     441919AF4
Original Sale Balance:             $474,825,000
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Servicer Certificate                                (Page 1 of 3)
Distribution Date:                                      04/21/97

Investor Certificateholder Floating Allocation Percentage  96.64%
Investor Certificateholder Fixed Allocation Percentage     97.90%
Aggregate Amount of  Collections                    11,781,951.38
Aggregate Amount of  Interest Collections            3,386,185.18
Aggregate Amount of  Principal Collections           8,395,766.20
Class A Interest Collections    3,272,466.92
Class A Principal Collections   7,827,236.30
Seller Interest Collections    113,718.26
Seller Principal Collections    568,529.90
Weighted Average Loan Rate    14.00%
Net Loan Rate        13.00%
Weighted Average Maximum Loan Rate      19.52%
Class A-1 Certificate Rate    5.72%
Maximum Investor Certificate Rate    13.00%
Class A-1 Certificate Interest Distributed     1,328,395.58
Class A-1 Investor Certificate Interest Shortfall before Policy
Draw                             0.00
Unpaid Class A-1 Certificate Interest Shortfall Received    0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining   0.00
Unpaid Class A-1 Carryover Interest Amount    0.00
Class A-2 Certificate Rate     5.76%
Maximum Investor Certificate Rate   13.00%
Class A-2 Certificate Interest Distributed       58,821.73
Class A-2 Investor Certificate Interest Shortfall before Policy
Draw                             0.00
Unpaid Class A-2 Certificate Interest Shortfall Received 0.00
Unpaid Class A-2 Certificate Interest Shortfall Remaining    0.00
Unpaid Class A-2 Carryover Interest Amount 0.00
Maximum Principal Dist. Amount (MPDA)        8,219,832.92
Alternative Principal Dist. Amount (APDA)    7,827,236.30
Rapid Amortization Period? (Y=1, N=0)      0.00
Scheduled Principal  Distribution Amount (SPDA)     7,827,236.30
Principal  allocable to Class A-1     7,497,545.28
Principal allocable to Class A-2   329,691.02
SPDA deposited to Funding Account           0.00
Accelerated Principal Distribution Amount       0.00
APDA allocable to Class A-1   0.00
APDA allocable to Class A-2    0.00
Reimbursement to Credit Enhancer   0.00

Servicing Certificate (Page 2 of 3)

Reduction in Certificate Principal Balance due to Current Class A-1 Liquidation Loss Amount 545,119.81
Reduction in Certificate Principal Balance due to Current Class A-2 Liquidation Loss Amount 23,970.66
Cumulative Investor Liquidation Loss Amount           569,090.47
Total Principal allocable to A-1      8,042,665.09
Total Principal allocable to A-2       353,661.68
Beginning Class A-1 Certificate Principal Balance 261,266,612.62 Beginning Class A-2 Certificate Principal Balance 11,488,619.31 Ending Class A-1 Certificate Principal Balance 253,223,947.54
Ending Class A-2 Certificate Principal Balance    11,134,957.62
Class A-1 Factor 0.5567503
Class A-2 Factor 0.5567479
Pool Factor (PF) 0.5703074
Retransfer Deposit Amount     0.00
Servicing Fees Distributed       229,314.85
Beg. Accrued and Unpaid Inv. Servicing Fees     0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd  0.00
End. Accrued and Unpaid Inv. Servicing Fees  0.00
Aggregate Investor Liquidation Loss Amount   569,090.47
Investor Loss Reduction Amount     0.00
Beginning Pool Balance    284,740,356.28
Ending Pool Balance  276,323,799.44
Beginning Invested Amount     275,177,818.93
Ending Invested Amount  266,781,492.16
Beginning Seller Principal Balance 9,562,537.35
Ending Seller Principal Balance  9,542,307.28
Additional Balances         568,529.90
Beginning Funding Account Balance   0.00
Ending Funding Account Balance  0.00
Ending Funding Account Balance % (before any purchase of
Subsequent Loans)                       0.00%
Principal Balance of Subsequent Loans     0.00
Beginning Reserve Account Balance     1,211,294.00
Ending Reserve Account Balance   1,211,294.00
Beginning Seller Interest   3.0656%
Ending Seller's Interest       3.4533%
Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts   641
     Trust Balance     20,558,828.11
   60 - 89 days (Del Stat 2)
     No. of Accounts   156
     Trust Balance        5,357,427.04
   90+ days (Del Stat 3+)
     No. of Accounts   349
     Trust Balance     11,695,218.54
   270+ days (Del Stat 9+)
     No. of Accounts   117
     Trust Balance     3,777,819.73
   REO
     No. of Accounts    30
Servicer Certificate (Page 3 of  3)

     Trust Balance      817,361.46
Rapid Amortization Event ?     No
Failure to make payment within 5 Business Days of Required Date ?
                No
Failure to perform covenant relating to Trust's Security Interest
?                No
Failure to perform other covenants as described in the Agreement
?                 No
Breach of Representation or Warranty ?      No
Bankruptcy, Insolvency or Receivership relating to Seller?    No
Subject to Investment Company Act of 1940 Regulation ?     No
Servicing Termination ?      No
Event of Default ?    No
Failure by Servicer to make payment within 5 Bus. Days of
Required Date ?          No
Failure by Servicer to perform covenant relating to Trust's
Security Interest ?    No
Failure by Servicer to perform other covenants as described in
the Agreement?      No
Bankruptcy, Insolvency or Receivership relating to Master
Servicer ?               No
Trigger Event ?    No
Policy Fee Distributed to Credit Enhancer (Paid directly from
HFC)                    N/A
Premium Distributed to Credit Enhancer     0.00
Amount Distributed to Seller    682,248.16
Master Servicer Credit Facility Amount     0.00
Guaranteed Principal Distribution Amount   0.00
Credit Enhancement Draw Amount   0.00
Application of Available Funds
    Aggregate Amount of Collections    11,781,951.38
    Deposit for principal not used to purchase subsequent loans
     Servicing Fee     229,314.85
     Prinicpal and Interest to Class A-1    9,371,060.67
     Prinicpal and Interest to Class A-2       412,483.41
     Seller's portion of Principal and Interest    682,248.16
     Funds deposited into Funding Account (Net)   0.00
     Funds deposited into Spread  Account    0.00
     Excess funds released to Seller   1,086,844.29
     Total   11,781,951.38


OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.



A Servicing Officer

Statement to Certificateholders (Page 1 of 2)
Distribution Date:04/21/97

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)
Class A Certificateholder Floating Allocation Percentage 96.6417%
Class A Certificateholder Fixed Allocation Percentage    97.9045%
Beginning Class A-1 Certificate Balance     261,266,612.62
Beginning Class A-2 Certificate Balance   11,488,619.31
Class A-1 Certificate Rate 5.72000%
Class A-2 Certificate Rate   5.76000%
Class A-1 Certificate Interest Distributed   2.920674
Class A-2 Certificate Interest Distributed   2.941087
Class A-1 Certificate Interest Shortfall Distributed 0.000000 Class A-2 Certificate Interest Shortfall Distributed 0.000000 Remaining Unpaid Class A-1 Certificate Interest Shortfall0.000000 Remaining Unpaid Class A-2 Certificate Interest Shortfall0.000000 Rapid Amortization Event ? No
Class A-1 Certificate Principal Distributed 17.682988
Class A-2 Certificate Principal Distributed  17.683084
 Maximum Principal Distribution Amount   17.311289
 Scheduled Principal  Distribution Amount (SPDA)   16.484465
 Accelerated Principal Distribution Amount  0.000000
 Aggregate Investor Liquidation Loss Amount Distributed 1.198527 Total Amount Distributed to Certificateholders 19.405999
Principal Collections deposited into Funding Account   0.00
Ending Funding Account Balance   0.00
Ending Class A-1 Certificate Balance    253,223,947.54
Ending Class A-2 Certificate Balance   11,134,957.62
Class A-1 Factor 0.5567503
Class A-2 Factor 0.5567479
Pool Factor (PF) 0.5703074
Unreimbursed Liquidation Loss Amount    0.00
Accrued Interest on Unreimbursed Liquidation Loss Amount 0.00 Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount
                              0.00
Class A Servicing Fee   229,314.85
Beginning Invested Amount  275,177,818.93
Ending Invested Amount  266,781,492.16
Beginning Pool Balance   284,740,356.28
Ending Pool Balance      276,323,799.44
Credit Enhancement Draw Amount     0.00
DELINQUENCY & REO STATUS
   30 - 59 days (Del Stat 1)
     No. of Accounts   641
     Trust Balance    20,558,828.11
   60 - 89 days (Del Stat 2)
     No. of Accounts   156
     Trust Balance    5,357,427.04
   90+ days (Del Stat 3+)
     No. of Accounts   349
     Trust Balance   11,695,218.54
   REO
     No. of Accounts    30
     Trust Balance      817,361.46

Statement to Certificateholders (Page 2 of 2)

Agregate Liquidation Loss Amount for Liquidated Loans 426,031.37
Class A-1 Certificate Rate for Next Distribution Date
                                           To be updated
Class A-2 Certificate Rate for Next Distribution Date
                                        To be updated
Amount of any Draws on the Policy   0.00
Subsequent Mortgage Loans
     No. of Accounts  0.00
     Trust Balance    0.00